STRONG FOUNDATION. STRONGER FUTURE. Simpson Manufacturing Co., Inc. 2022 Off-Season Engagement Exhibit 99.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 2 IE of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "target," "continue," "predict," "project," "change," "result," "future," "will," "would," "could," "can," "may," "likely," "potentially," or similar expressions that concern our strategy, plans, expectations or intentions. Forward-looking statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales growth, costs of raw materials comparable sales, earnings and performance, stockholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, our strategic initiatives, including the impact of these initiatives on our strategic and operational plans and financial results, the timing of the proposed acquisition of the Etanco Group (the “Acquisition”), and any statement of an assumption underlying any of the foregoing and other statements that are not historical facts. Although we believe that the expectations, opinions, projections and comments reflected in these forward-looking statements are reasonable, such statements involve risks and uncertainties and we can give no assurance that such statements will prove to be correct. Actual results may differ materially from those expressed or implied in such statements. Forward-looking statements are subject to inherent uncertainties, risk and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in our forward-looking statements include risks related to the occurrence of any event, change or other circumstances that could give rise to the termination of or failure to complete the Acquisition or the agreements and transactions contemplated thereby; the failure of the Company to meet the conditions to closing of the Acquisition, including the conditions related to works council approval; the failure to obtain the financing terms necessary that are acceptable to the Company to fund the Acquisition; costs related to the proposed Acquisition and the impact of the substantial indebtedness to be incurred to finance the Acquisition; the ability of the post- Acquisition company to meet its financial and strategic goals, due to, among other things, its ability to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the post-Acquisition Company may be adversely affected by other economic, business, and/or competitive factors; the Company’s ability to successfully integrate the acquired businesses or generate expected cost savings and synergies from the Acquisition, the duration and impact of the COVID-19 pandemic on our operations and supply chain, and the operations of our customers, suppliers and business partners and those discussed under Part I – Item 1A. Risk Factors and Item 7 Management's Discussion and Analysis of Financial Condition and Results of Operations in our most recent Annual Report on Form 10- K, and subsequent filings with the SEC. To the extent that the COVID-19 pandemic adversely affects our business and financial results, it may also have the effect of heightening many of such risk and other factors. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition. Safe Harbor 2

3 Investment Highlights Industry leader with unique business model, strong brand recognition and trusted reputation Diversified product offerings and geographies mitigate exposure to cyclical U.S. housing market Leadership position in wood products with significant opportunities in all addressable markets Industry-leading gross profit and operating margins Strong balance sheet enables financial flexibility and stockholder returns 64% of free cash flow from operations returned to stockholders since 2019(1) (1) Time frame represents January 1, 2019 to September 30, 2021.

4 Simpson Strong-Tie Overview We describe the unique culture of our organization as our “Secret Sauce” and our mission is to provide solutions that help people design and build safer, stronger structures • We engineer, test and manufacture structural connectors, anchors, fasteners, software solutions and other products for new construction, repair and remodel, and do it yourself markets • We have spent over 60 years providing the highest-quality structural building solutions, and have built a strong foundation of product innovation, customer service and industry leadership • We are seen as a thought leader in supporting the process of building safer, stronger structures in collaboration with customers, specifiers and code officials • We continue to differentiate ourselves from competitors across operating segments by designing and marketing end-to-end construction product systems • We promote a culture of employee ownership focused on the value and contributions of every employee Simpson is a leader in engineered load-rated construction fastening solutions and customer- facing technology OEM R&R / DIY MASS TIMBER CONCRETE STRUCTURAL STEEL

ETANCO Transaction Creates Value for Stockholders

SIMPSON Manufacturing COMPANY

Planned acquisition of ETANCO Group aligns with our core business model and reinforces our 5-year company ambitions

Transaction Background

- Announced Dec. 29th, 2021 via Form 8-K, Simpson entered into a binding offer to acquire the ETANCO Group for €725M (~$818M(1))
- On Jan. 26th, 2022, Simpson signed a securities purchase agreement to acquire Etanco Group. The acquisition is expected to close on Apr. 1st, 2022

ETANCO Group Overview

- Leading designer, manufacturer and distributor of fixing and fastening solutions for the building construction market in Europe
- Brand reputation known for product reliability and focus on customer service, with a wide portfolio of solutions
- Strong historical financial performance with net sales of €258M(2) (~$291M(1))

Financial Highlights

- Expected to be accretive to earnings within the first full year after closing
- Net debt-to-EBITDA pro forma at Sept. 30th, 2021 at ~1.3X, maintaining conservative leverage profile
- Go-forward capital allocation priorities will focus on organic growth, debt repayment, and maintaining our quarterly cash dividends

Strategic Rationale

Expands market position and geographical reach in Europe

Broadens and balances portfolio of solutions, including entry into new commercial building markets

Expands direct sales business

Significant synergies driving growth, profitability and cost efficiencies, with ~$30M anticipated annual operating income run-rate synergies within 36 months following acquisition

Net sales growth and synergies expected to deliver ~500 bps improvement to Europe operating income margins by 2025

(1) Reflects EUR to USD exchange rate based on binding offer agreed upon as of December 22, 2021.
(2) For the twelve months ended September 30, 2021 in accordance with French GAAP. Subject to change following conversion to IFRS or U.S. GAAP accounting standards.

5

We are pleased with our continued strong performance as evident by our ability to continue to grow both earnings and dividends Strong Business Drives Stockholder Value (1) The enactment of the Tax Cuts and Jobs Act in December 2017 resulted in a provisional net charge of $2.2 million in the fourth quarter of 2017, or an impact of $0.04 per fully diluted share. (2) Chart represents annual dividends declared. Part of the 2013 dividend was accelerated due to uncertainty of changes to tax code in 2013. The dividend paid in December 2012 is included in 2013. Our 2021 Sales by Product… ($ USD Millions) and Across Operating Segments ($ USD Millions) EPS(1) Dividends Per Share(2) Wood Construction $1,361 Concrete Construction $211 North America $1,363 Europe $197 Asia/Pacific $13 $0.58 $1.04 $0.87 $1.05 $1.29 $1.38 $1.86 $1.94 $2.72 $2.98 $4.27 $6.12 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $0.40 $0.50 $0.50 $0.50 $0.55 $0.62 $0.70 $0.81 $0.87 $0.91 $0.92 $1.00 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 6

Dec-2017 Jun-2018 Dec-2018 Jun-2019 Dec-2019 Jun-2020 Dec-2020 Jun-2021 Dec-2021 S&P 500 Dow Jones U.S. Building Materials & Fixtures Index Simpson Manufacturing Proxy Peer Average Note: Proxy peer average includes: AAON, AMWD, APOG, AWI, EXP, ROCK, IIIN, DOOR, PATK, PGTI, NX, SUM, TREX, USCR and WMS. Note: As of December 31, 2021. Our strong earnings and effective working capital management have enabled us to continue to generate strong stockholder returns 7 5-Year Relative TSR Performance Proxy Peers: +102% DJUSBM: +105% SSD: +155% S&P 500: +92%

Independent Board Committed to Regular Refreshment

SIMPSON Manufacturing COMPANY

We are committed to creating a Board with diverse viewpoints and deep industry expertise and continue to infuse fresh perspectives in the boardroom through our refreshment process



James Andrasick — AFC; CLD; CSA; NGC
Chairman
Former Chairman & CEO
Matson Navigation



Celeste Volz Ford — AFC; CSA*
Founder & CEO
Stellar Solutions



Karen Colonias — CSA
President & CEO
Simpson Manufacturing



Phil Donaldson — AFC*; CSA
Executive VP & CFO
Anderson Corporation



Jennifer Chatman — NGC*; CLD
Paul J. Cortese Professor of Mgmt.
Haas School of Business,
UC Berkeley



Gary Cusumano — CLD*; CSA
Former Chairman
The Newhall Land and Farming Company



Robin Greenway MacGillivray — NGC; CLD
Former Senior Vice President – One AT&T Integration, AT&T



Kenneth Knight — AFC; NGC
Joined in June 2021
Chief Operating Officer
Invitae Corporation

The recent addition of director Kenneth Knight adds incredible value to our Board

- ✓ Strong and extensive background in industrial manufacturing at well-known, leading public companies
- ✓ Brings a wealth of knowledge in merger and acquisitions, customer and innovative growth, building supply management and domestic and international sourcing and distribution
- ✓ Brings instrumental skills to Simpson as it executes against various new growth opportunities *as outlined by the Company's five-year ambitions*

AFC= Audit and Finance Committee; CLD = Compensation and Leadership Development Committee;
CSA = Corporate Strategy and Acquisitions Committee; NGC = Nominating and Governance Committee; * = Committee Chair

8

Diverse and Highly Qualified Board with Relevant Expertise 4 6 3 3 3 5 4 3 2 3 4 4 1 Executive Leadership M&A/Strategic Transactions Financial Expertise International Business Building Industry Experience Manufacturing Experience Corporate Governance Human Capital Management Technology Customer Experience Business Transformation Strategies Supply Chain/Logistics Sustainability Responsibility Our Board is committed to being robust stewards of stockholder capital and possesses the diversity of skills and experiences to effectively oversee the business Director Skills and Experience 9 34 2 Financial Experts on Audit Committee 7 Independent Directors 1 3 4 63% Diversity Average Tenure 10.3 years Diverse Board with Balanced Tenure Women Men1 Racially Diverse >9 Years 4-9 Years < 4 Years

Our Board of Directors oversees, monitors and directs management in the long-term interest of Simpson and our stockholders Board’s Key Responsibilities  Establishing the appropriate ‘Tone at the Top’  Approving our long-term strategy and annual operating plan, monitoring performance and providing advice to management  Choosing and monitoring performance of the CEO and establishing succession plans  Determining risk appetite; setting standards for managing risk; monitoring risk management  Determining executive compensation  Setting standards for corporate social responsibility and monitoring compliance including responding appropriately to ‘red flags’  Interviewing and nominating director candidates and monitoring the board’s performance  Evaluating any proposed transaction that creates a seeming conflict between the best interests of stockholders and those of management  Overseeing management’s relations with governments, communities and other constituents  Approving and adopting corporate governance guidelines and committee charters Although the full Board is ultimately responsible for risk oversight, the Board is assisted in discharging its risk oversight responsibility by each committee Audit and Finance Committee Oversees management of risks related to financial statements, the financial reporting process and cybersecurity Compensation and Leadership Development Committee Nominating and Governance Committee Corporate Strategy and Acquisitions Committee Oversees management of risks related to compensation policies and practices, employee benefit plans and the administration of equity plans, as well as succession and leadership development Oversees management of risks related to governance of the company and the Board, including board and committee composition Oversees management of risks related to our corporate strategy and strategic acquisitions Board’s Roles and Responsibilities 10

Commitment to Strong Governance Practices Our Board is firmly committed to constructive engagement with our stockholders and regularly reviews and incorporates stockholder perspectives into our key practices Governance Key Practices and Policies Sustainability & Environmental & Social Responsibility  Separate Chair of the Board and CEO  Board comprised of all independent directors, except the CEO  Commitment to ongoing Board refreshment  Removed shareholder rights plan and declassified the board in 2017  Established limits on number of boards directors may serve: no directors should serve on >4 public boards, no Audit and Finance Committee members should sit on >3 public boards and no directors who are CEOs should sit on >2 public boards  Strong shareholder engagement program led by the Board and senior management; in late 2020 and early 2021, we reached out to stockholders holding ~61.1% of our outstanding shares and our Chairman engaged with ~23.1% of our outstanding shares  Published inaugural ESG report in March 2020 and reported updated 2020 metrics in March 2021  Enhanced disclosure on Human Capital Management and launched Diversity, Equity & Inclusion program  Established ESG Taskforce and engaged external ESG consultants and service providers to harmonize ESG reporting with SASB standards  Launched our Diversity, Equity & Inclusion program 11

Manufacturing Processes Energy Efficiencies Minimize waste generated by our manufacturing processes through lean practices and a focus on material efficiencies and innovative product features Use energy-efficient lighting, heating and cooling systems in facilities to reduce environmental impact and carbon emissions and ensure cost-effective operations Recycling Sustainable Building Practices Do not manufacture steel or use recycled steel, and recycles scrap steel used in manufacturing process and all other manufacturing materials where possible(1) Support sustainable building practices including use of green building technology, advanced framing techniques and use of non-toxic materials established by the US Green Building Council’s Leadership in Energy and Environmental Design (LEED) Green Building Rating SystemTM, National Association of Home Builders (NAHB) Green, and state- and city-specific green building codes Sustainability and Environmental and Social Responsibility 12 At Simpson, we operate in a safe and environmentally responsible manner to protect our employees, customers and communities while benefitting society, the economy and the environment Sustainability Priorities at Simpson Strong Tie (1) We recycle many of the materials that we use to reduce our impact on the environment, including cardboard, plastic and glass bottles, aluminum cans, paper, wood pallets, electronic waste, water, oils, coolants and lubricants and stretch film / wrap — low density polyethylene. “Our people are the most vital part of our business, and providing a safe, healthy, sustainable, and rewarding working environment is of fundamental importance.” – Karen Colonial Steel Production Raw Materials End User Both our Stockton, California and Sewen, Switzerland facilities are powered by solar energy, which contribute to a significant reduction in our carbon emissions Our value engineering process optimizes design, using minimal material for maximum performance

• We care deeply about our employees’ opportunities to thrive and succeed • We empower our employees, broaden their innovative and creative thinking, and strengthen their ability to build trust and make a positive difference • Our Strong Leaders Program (for managers) and our Emerging Leaders Program (for non-managers) provide employees with tools and experiences to develop their fullest leadership potential • Our Strong For Life employee program fosters a culture of total well-being by providing no-cost trainings, tools and resources that educate and empower employees and their spouses to improve their physical, emotional and financial health as well as to earn rewards for participation and engagement in the program • We strive to develop leaders who are reflective, continuously seek opportunities to improve, and recognize the impact they have Leadership & Development Programs Diversity & Inclusion Initiatives • Diversity & inclusion is of the highest priority to our organization and we pride ourselves on our diverse employee base and benefit from their unique perspectives across our entire corporation • We have paved the way for gender diversity in corporate leadership with women holding 38% of the top five executive positions and board seats combined • In 2020 so far, key highlights that exemplify our role in advancing diversity & inclusion initiatives include: – Donated $40,000 to organizations supporting human rights and the Black Lives Matter movement – Vice President of Engineering Annie Kao was named in the Girl Geek X List of Top 60 Women Leading Engineering Teams • We have been recognized for our diversity efforts in corporate leadership in the first-ever Watermark Index and as a Finalist for NACD NXT, an initiative to highlight breakthrough corporate boardroom practices in 2018 Our Diversity and Inclusion Steering Committee is actively developing a multifaceted plan with concrete goals for diversity and inclusion throughout our company Commitment to Diversity & Inclusion Our Board is focused on fostering a supportive corporate culture that promotes leadership opportunities and diversity 13

Executive Compensation Program At our 2021 Annual Meeting of Stockholders, Simpson received strong support for our executive compensation program, with ~99% of votes cast in favor of management (1) Reflects current program targets, not actual performance. 14 2021 Target CEO Compensation Mix(1) Long- Term Incentive EOCPS 60% Annual Operating Profit 2021 Program Design Salary Salary is positioned to 50th percentile of peer group 35% RSUs Pro-rata vesting over 3-years 65% PSUs Cliff vesting after 3-year performance 50% 3-year revenue growth following grant 50% 3-year ROIC following grant 40% Quarterly Operating Profit Long Term Incentive 60% Long Term Incentive 60% Base Salary 20% CPS 20% 80% Performance-Based Program Changes Under Considerations Our Compensation Committee continuously evaluates our executive compensation program to ensure we continue to align ourselves with best practices. We are currently considering updating the performance metrics for our short-term cash awards to incorporate relevant non- financial metrics and are open to consider feedback from shareholders Executive Compensation

Appendix 15

Return on Invested Capital (“ROIC”) Definition 16 When referred to in this presentation, return on invested capital (“ROIC”) for a fiscal year is calculated based on (i) the net income of that year as presented in the Company’s consolidated statements of operations prepared pursuant to generally accepted accounting principles in the U.S. (“GAAP”), as divided by (ii) the average of the sum of total stockholders’ equity and total long-term interest bearing liabilities, (which for the Company are long-term capital lease obligations), at the beginning of and at the end of such year, as presented in the Company’s consolidated balance sheets prepared pursuant to GAAP for that applicable year. As such, the Company’s ROIC, a ratio or statistical measure, is calculated using exclusively GAAP financial measures.